STRATEGIC INVESTING LONG-SHORT FUND,

a series of the Northern Lights Fund Trust

No-Load Class shares: THENX

C Class shares: THECX

Institutional Class shares: THEIX

Supplement dated July 6, 2010, to the Prospectus and Statement of Additional Information, each dated April 7, 2010.

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Effective May 18, 2010, the name of the Fund’s investment advisor changed from Strategic Advisors, LLC to Strategic Investing Funds, LLC.  Consequently, all references to Strategic Advisors, LLC in the Fund's Prospectus and Statement of Additional Information are deleted and replaced with Strategic Investing Funds, LLC.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, each dated April 7, 2010, which provide information that you should know about the Fund before investing.  These documents are available upon request and without charge by calling the Fund toll-free at 1-888-562-1207 or by visiting www.StrategicInvestingFund.com.

Please retain this Supplement for future reference.